Transamerica Investors, Inc.

on behalf of Transamerica Premier Funds

Supplement dated August 29, 2005 to the Prospectus dated February 1, 2005,

as previously supplemented

The following information either replaces or supplements information, as applicable, that currently appears under Additional Information – Portfolio Managers in your prospectus:

Transamerica Premier Institutional Small/Mid Cap Value Fund

Michelle E. Stevens, CFA

Portfolio Manager (lead)

Michelle E. Stevens is Principal, Managing Director and Portfolio Manager at Transamerica Investment Management, LLC (“TIM”). Ms. Stevens is the Lead Manager of the Transamerica Premier Institutional Small/Mid Cap Value Fund. She also manages institutional separate accounts in the Small and Small/Mid (SMID) Cap Value Equity disciplines. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in Economics from Wittenberg University. Ms. Stevens has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

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Transamerica Premier Institutional Diversified Equity Fund

Gary U. Rollé, CFA

Portfolio Manager (lead)

Gary U. Rollé is Principal, Managing Director and Chief Investment Officer of Transamerica Investment Management, LLC (“TIM”). Mr. Rollé is the Lead (equity) Manager of the Transamerica Premier Balanced Fund, the Transamerica Premier Equity Fund, and the Transamerica Premier Diversified Equity Fund. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rollé joined Transamerica in 1967. From 1980 to 1982 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer.  Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rollé has 38 years of investment experience.

Geoffrey I. Edelstein, CFA, CIC

Portfolio Manager (co)

Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at Transamerica Investment Management, LLC (“TIM”). Mr. Edelstein is the Co-Manager of the Transamerica Premier Diversified Equity Fund (since August 2005). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein’s analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He is a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California.  Mr. Edelstein has 14 years of investment experience.

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Transamerica Premier Institutional Bond Fund

Heidi Y. Hu, CFA

Portfolio Manager (lead)

Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at Transamerica Investment Management, LLC (“TIM”). Ms. Hu is the Lead (fixed) Manager of the Transamerica Premier Balanced Fund and Lead Manager of the Transamerica Premier Institutional Bond Fund. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience.

Peter O. Lopez

Portfolio Manager (co)

Peter O. Lopez is Principal and Portfolio Manager at Transamerica Investment Management, LLC (“TIM”). Mr. Lopez is the Lead Manager of the Transamerica Premier High Yield Bond Fund and the Co-Manager of the Transamerica Premier Institutional Bond Fund. He also manages sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in Finance and Accounting from The University of Michigan and received a B.A. in Economics from Arizona State University. Mr. Lopez is a CFA Level III candidate and has 12 years of investment experience.

Greg D. Haendel

Portfolio Manager (co)

Greg D. Haendel is Fixed Income Securities Analyst at Transamerica Investment Management, LLC (“TIM”). Mr. Haendel is the Lead Manager of the Transamerica Premier Cash Reserve Fund and the Co-Manager of the Transamerica Premier Institutional Bond Fund (since August 2005). Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College. He is currently a CFA Level III candidate. Mr. Haendel has seven years of investment experience.

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Investors should retain this Supplement for future reference.